SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2011

HFF, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre

301 Grant Street, Suite 600

Pittsburgh, Pennsylvania 15219

(412) 281-8714

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 3, 2011, HFF, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling stockholders of the Company listed on Schedule A thereto and JMP Securities LLC (the “Underwriter”), relating to the sale by the selling stockholders to the Underwriters of 4,047,472 shares of the Company’s Class A common stock, par value $0.01 per share (the “Shares”), at a price of $13.095 per share for resale in a public offering, as contemplated by the Underwriting Agreement, at a public offering price of $13.50 per share. The Shares are expected to be delivered against payment therefor on August 9, 2011. The Underwriting Agreement contains customary representations and warranties, closing conditions and indemnification obligations.

The offering of the Shares was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-3, as amended (File No. 333-159345). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 4, 2011, the Company issued a press release announcing the pricing of the secondary public offering of the Shares. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.01	Underwriting Agreement, dated August 3, 2011, by and among HFF, Inc., the selling stockholders of HFF, Inc. listed on Schedule A thereto and JMP Securities LLC.

99.1	Press Release, dated August 4, 2011, announcing the pricing of the secondary public offering by certain selling stockholders.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.

Dated: August 5, 2011	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.01	Underwriting Agreement, dated August 3, 2011, by and among HFF, Inc., the selling stockholders of HFF, Inc. listed on Schedule A thereto and JMP Securities LLC.

99.1	Press Release, dated August 4, 2011, announcing the pricing of the secondary public offering by certain selling stockholders.

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